As filed with the Securities and
Exchange Commission on April 12, 2000                Registration No. 333-______


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                F5 NETWORKS, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   Washington
                          (State or Other Jurisdiction
                        of Incorporation or Organization)

                                   91-1714307
                      (I.R.S. Employer Identification No.)

200 First Avenue, Suite 500 Seattle, Washington                          98119
-----------------------------------------------                          -----
  (Address of Principal Executive Offices)                            (Zip Code)

                  F5 NETWORKS, INC. 1998 EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)

                                  Joann Reiter
                                F5 Networks, Inc.
                           200 First Avenue, Suite 500
                            Seattle, Washington 98119
                     (Name and Address of Agent for Service)

                                 (206) 505-0816
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

------------------------- ----------------------- ----------------------- ---------------------- -----------------------

                                                     Proposed Maximum           Proposed
        Title of                                      Offering Price             Maximum               Amount of
       Securities              Amount To Be             Per Share               Aggregate             Registration
    To Be Registered            Registered                                   Offering Price             Fee <F1>
========================= ======================= ======================= ====================== =======================
     common stock,              1,000,000
      no par value                shares                 $64.125               $64,125,000              $16,929
========================= ======================= ======================= ====================== =======================

<F1> The registration fee was calculated in accordance with Rule 457(h)(i) under the Securities Act of 1933, as amended (the "Act") based on the price of the outstanding shares of common stock as of April 5, 2000, as determined in accordance with Rule 457(c) under the Act.

                                Page 1 of 4 pages
                       Exhibit Index is located on page 4

                                     PART II

                    INFORMATION REQUIRED IN THE REGISTRATION

                                    STATEMENT

     The contents of the Registration Statement S-8 (File No. 333-80177) with respect to the Registrant's 1998 Equity Incentive Plan are hereby incorporated by reference.

Item 8.  Exhibits.

Exhibit Number       Exhibit
--------------       -------

    4.1              F5 Networks, Inc. 1998 Equity Incentive Plan, as amended.

    5.1              Opinion of Heller Ehrman White & McAuliffe.

   23.1 Consent of Heller Ehrman White & McAuliffe (Included in its opinion filed as Exhibit 5.1).

   23.2              Consent of PricewaterhouseCooper LLP, Independent Auditors.

   24 Power of Attorney (Included on the signature page of this Registration Statement).

                                   Signatures

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on this 10th day of April, 2000.

                                   F5 NETWORKS, INC.


                                   By: /s/ Jeffrey S. Hussey
                                       Jeffrey S. Hussey, Chairman of the Board,
                                       Chief Executive Officer and President


                                Power of Attorney

     Each person whose signature  appears below constitutes and appoints Jeffrey
S. Hussey and Joann Reiter, or either of them, his true and lawful attorney-in-fact, with the power of substitution and resubstitution, for him in his name, place or stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and their agents or substitutes, may lawfully do or lawfully cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                                           Date
---------                        -----                                           ----

/s/ Jeffrey S. Hussey            Chairman of the Board, Chief Executive          April 10, 2000
-------------------------        Officer, President and Director (Principal
Jeffrey S. Hussey                Executive Officer)

/s/ Robert J. Chamberlain        Vice President of Finance and Chief             April 10, 2000
-------------------------        Financial Officer (Principal Financial and
Robert J. Chamberlain            Accounting Officer)

/s/ Carlton G. Amdahl            Director                                        April 10, 2000
-------------------------
Carlton G. Amdahl

/s/ Keith D. Grinstein           Director                                        April 10, 2000
-------------------------
Keith D. Grinstein

/s/ Karl D. Guelich              Director                                        April 10, 2000
-------------------------
Karl D. Guelich

                                 Director                                        April ___, 2000
-------------------------
Alan J. Higginson

                                  EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      -------

   4.1              F5 Networks, Inc. 1998 Equity Incentive Plan.

   5.1              Opinion of Heller Ehrman White & McAuliffe.

  23.1 Consent of Heller Ehrman White & McAuliffe (Included in its opinion filed as Exhibit 5.1).

  23.2              Consent of PricewaterhouseCooper LLP, Independent Auditors.

  24 Power of Attorney (Included on the signature page of this Registration Statement)